Dividends on ordinary shares	6 Months Ended
Jun. 30, 2020
9. Dividends on ordinary shares
Dividends on ordinary shares

9. Dividends on ordinary shares

In response to a request from the PRA, and to preserve additional capital for use in serving Barclays customers and clients through the extraordinary challenges presented by the COVID-19 pandemic, the Board agreed to cancel the 6.0p per ordinary share full year 2019 dividend. The Board also decided that for 2020 Barclays would suspend its current capital returns policy and accordingly will not undertake any interim ordinary share dividend payments, regulatory accruals of ordinary share dividends, or share buybacks. The Board will decide on future dividends and its capital returns policy at year-end 2020.

	Half year ended 30.06.20		Half year ended 30.06.19
	Per share	Total	Per share	Total
Dividends paid during the period	p	£m	p	£m
Full year dividend paid during period	-	-	4.0	684